Annual Meeting
MutualFirst Financial, Inc.
April 28, 2010, Symbol: MFSF

MutualFirst
Financial, Inc.

David Heeter

President and CEO

MutualFirst
Financial, Inc.

120th Annual Meeting
MutualBank

MutualFirst
Financial, Inc.



Forward Looking Statement

This presentation contains statements which constitute forward looking statements within the meaning of the Private Securities Litigation ReformAct of 1995. These statements may appear in a number of places in this presentation and include statements regarding the intent, belief, outlook, estimate or expectations of the company, its directors or its officers primarily with respect to future events and the future financial performance of the company, including but not limited to preliminary estimated ProForma combined financial information. Readers of this presentation are cautioned that any such forward looking statements are not guarantees of future events or performance and involve risk and uncertainties, and that actual results may differ materially from those in the forward looking statements as a result of various factors. These factors include, but are not limited to, the possibility that the expected cost savings, synergies and other financial benefits from the MFB acquisition might not be realized within the anticipated time frames and costs or difficulties relating to integration matters might be greater than expected changes in interest rates; the loss of deposits and loan demand to competitors; substantial changes in financial markets; changes in real estate values and the real estate market; or regulatory changes.

The Company does not undertake - and specifically disclaims any obligation - to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Broad Economic Overview

- National unemployment high
- Dow reached lows of 6,500 in 2009
- Washington's impact on future of banking business
- Changing regulatory environment

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MutualBank's Market

- Unemployment
  - All MutualBank markets continue to rank above the state rate
- Record foreclosures
- Sluggish real estate markets

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MutualBank
2009

MutualFirst
Financial, Inc.

Mortgage Loan Originations


258,608
125,911
300,000
250,000
200,000
150,000
100,000
50,000
-
Mortgage
2008
2009

Shown in thousands.

Loan Originations



50,000
40,000
30,000
20,000
10,000
-
42,508
40,062
30,714
36,518
Consumer
Commercial
2008
2009

Shown in thousands.

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Total Deposits


$1,300,000
$1,200,000
$1,100,000
$1,000,000
$900,000
$800,000
$700,000
$600,000
$962,514
$1,045,196
4th Qtr 2008
4th Qtr 2009

Shown in thousands.

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MutualBank Franchise Footprint

Full Service Financial Center

MutualWealth Office

Lending Office



Michigan/Indiana
Berrien
St Joseph
Elkhart
Kosciusko
Wabash
Grant
Delaware
Randolph
Montgomery
Hamilton

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Trust
Investment
Retirement Plan Services

MutualWealth
Management Group

Retirement Plans
Mutual Funds
Annuities
529 Plans
Stocks & Bonds
401k Rollovers

MutualFinancial
Investment Services



Chuck Viater **President, North Region**



- 29 Years in Financial Services Industry
- 14 Years as MFB CEO
- Certified Public Accountant

Trust
Investment
Retirement Plan Services

MutualWealth
Management Group



Steve Selby SVP
Divisional Manager of Operations



- 45+ Years of Service to MutualBank



Tim McArdle SVP, Chief Financial Officer



- 25+ Years as CFO for MutualBank
- Serving as Financial Analyst
- Certified Public Accountant



Chris Cook VP, Director of Finance



- 14 Years of Service to MutualBank
  - 3+ as Director of Finance
  - Managed all aspects of accounting operations
- BS in Actuarial Science from BSU
- MBA from BSU
- Certified Public Accountant

Financial Performance

MutualFirst
Financial, Inc.

Total Assets



$1,600,000
$1,500,000
$1,400,000
$1,300,000
$1,200,000
$1,100,000
$1,388,827
$1,419,206
$1,384,329
$1,397,154
$1,399,034
$1,487,131
4th Qtr 2008
1st Qtr 2009
2nd Qtr 2009
3rd Qtr 2009
4th Qtr 2009
1st Qtr 2010

Shown in thousands.

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Balance Sheet Structure



90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
6.3%
9.9%
80.1%
75.7%
69.3%
74.7%
18.9%
14.1%
Investments
Loans
Deposits
FHLB Advances
2008
2009

As a percentage of assets.

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Total Deposits



$1,300,000
$1,200,000
$1,100,000
$1,000,000
$900,000
$800,000
$700,000
$600,000
$962,514
$1,014,374
$1,000,197
$1,031,429
$1,045,196
$1,122,387
4th Qtr 2008
1st Qtr 2009
2nd Qtr 2009
3rd Qtr 2009
4th Qtr 2009
1st Qtr 2010

Shown in thousands.

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Deposit Mix


12/31/2008
39%
61%
12/31/2009
38%
62%
Non-Maturity Deposits
Term Deposits

Loans Receivable



$1,300,000
$1,200,000
$1,100,000
$1,000,000
$900,000
$800,000
$1,114,674
$1,106,444
$1,101,127
$1,070,173
$1,062,215
$1,032,687
4th Qtr 2008
1st Qtr 2009
2nd Qtr 2009
3rd Qtr 2009
4th Qtr 2009
1st Qtr 2010

Shown in thousands.

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Loan Mix



12/31/2008
29%
47%
24%
12/31/2009
31%
45%
24%
Mortgage
Consumer
Commercial

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Net Interest Margin


4.00%
3.00%
2.00%
1.00%
3.41%
3.23%
3.21%
3.21%
3.24%
3.18%
4th Qtr 2008
1st Qtr 2009
2nd Qtr 2009
3rd Qtr 2009
4th Qtr 2009
1st Qtr 2010

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Net Interest Income


$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$10,545
$10,392
$10,312
$10,243
$10,281
$10,488
4th Qtr 2008
1st Qtr 2009
2nd Qtr 2009
3rd Qtr 2009
4th Qtr 2009
1st Qtr 2010

Shown in thousands.

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Credit Quality

Non Performing Assets/ Total Assets


4.00%
3.00%
2.00%
1.00%
0.00%
1.92%
1.90%
2.41%
2.74%
2.86%
2.44%
4th Qtr 2008
1st Qtr 2009
2nd Qtr 2009
3rd Qtr 2009
4th Qtr 2009
1st Qtr 2010

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Non Performing Loans/ Total Loans


4.00%
3.00%
2.00%
1.00%
0.00%
1.93%
2.03%
2.60%
3.02%
3.03%
2.62%
4th Qtr 2008
1st Qtr 2009
2nd Qtr 2009
3rd Qtr 2009
4th Qtr 2009
1st Qtr 2010

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Net Charge-Offs/Average Loans


0.80%
0.60%
0.40%
0.20%
0.00%
0.66%
0.34%
0.36%
0.50%
0.69%
0.49%
4th Qtr 2008
1st Qtr 2009
2nd Qtr 2009
3rd Qtr 2009
4th Qtr 2009
1st Qtr 2010

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Allowance for Loan Loss/ Total Loans



2.00%
1.00%
0.00%
1.34%
1.41%
1.49%
1.53%
1.53%
1.59%
4th Qtr 2008
1st Qtr 2009
2nd Qtr 2009
3rd Qtr 2009
4th Qtr 2009
1st Qtr 2010

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Core Earnings Per Share

One Time Items	2009 Annual	2010 Quarter
Reported EPS	$0.20	$0.13
FDIC Special Assessment	$(0.06)	
OTTI Losses/ Security Gains	$(0.26)	$(0.05)
Core EPS	$0.52	$0.18

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Capital

Capital Purchase Plan
T.A.R.P.

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Total Risk Based Capital


20.00%
15.00%
10.00%
5.00%
0.00%
13.31%
13.49%
13.08%
12.87%
12.81%
13.28%
4th Qtr 2008
1st Qtr 2009
2nd Qtr 2009
3rd Qtr 2009
4th Qtr 2009
1st Qtr 2010

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Total Stockholder's Equity



$150,000
$125,000
$100,000
$75,000
$50,000
$130,515
$129,512
$129,574
$130,937
$129,727
$130,326
4th Qtr 2008
1st Qtr 2009
2nd Qtr 2009
3rd Qtr 2009
4th Qtr 2009
1st Qtr 2010

Shown in thousands.

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Total Loan Originations



350,000
300,000
250,000
200,000
150,000
100,000
50,000
-
199,133
335,188
2008
2009

Shown in thousands.

Total Assets


$1,600,000
$1,500,000
$1,400,000
$1,300,000
$1,200,000
$1,100,000
$1,388,827
$1,419,206
$1,384,329
$1,397,154
$1,399,034
$1,487,131
4th Qtr 2008
1st Qtr 2009
2nd Qtr 2009
3rd Qtr 2009
4th Qtr 2009
1st Qtr 2010

Shown in thousands.

MutualBank
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Total Deposits



$1,300,000
$1,200,000
$1,100,000
$1,000,000
$900,000
$800,000
$700,000
$600,000
$962,514
$1,014,374
$1,000,197
$1,031,429
$1,045,196
$1,122,387
4th Qtr 2008
1st Qtr 2009
2nd Qtr 2009
3rd Qtr 2009
4th Qtr 2009
1st Qtr 2010

Shown in thousands.

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Non Performing Assets/ Total Assets


4.00%
3.00%
2.00%
1.00%
0.00%
1.92%
1.90%
2.41%
2.74%
2.86%
2.44%
4th Qtr 2008
1st Qtr 2009
2nd Qtr 2009
3rd Qtr 2009
4th Qtr 2009
1st Qtr 2010

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Core Earnings Per Share

One Time Items	2009 Annual	2010 Quarter
Reported EPS	$0.20	$0.13
FDIC Special Assessment	$(0.06)	
OTTI Losses/ Security Gains	$(0.26)	$(0.05)
Core EPS	$0.52	$0.18

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Non-Interest Expense



12,000
11,500
11,000
10,500
10,000
9,500
9,000
8,500
8,000
7,500
7,000
10,373
11,310
10,947
11,878
10,334
1st Qtr 2009
2nd Qtr 2009
3rd Qtr 2009
4th Qtr 2009
1st Qtr 2010

Shown in thousands.

MutualBank
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MutualBank
2010

MutualFirst
Financial, Inc.

Thank You

MutualFirst
Financial, Inc.